                        SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549

                                 ----------------

                                    FORM 8-K/A
                                (Amendment No. 1)


                            CURRENT REPORT PURSUANT TO
                            SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported):  March 16, 1999


                               Grand Casinos, Inc.
                          ----------------------------
                          (Exact Name of Registrant as
                              Specified in Charter)



        Minnesota                  0-19565                   41-1689535
     ----------------            ------------              --------------
     (State or Other             (Commission                (IRS Employer
     Jurisdiction of                File                    Identification
      Incorporation)               Number)                       No.)


                             130 Cheshire Lane
                        Minnetonka, Minnesota 55305
                        ---------------------------
                            (Address of Principal
                              Executive Offices)


                              (612) 449-9092
                       ----------------------------
                         (Registrant's telephone
                       number, including area code)


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     The Registrant amends its Current Report on Form 8-K filed with the
Securities and Exchange Commission on January 15, 1999 to add the following information:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

7(b) The pro forma financial information with respect to the registrant's spin-off of its non-Mississippi business (comprised primarily of the management of Indian-owned casinos and certain other assets and liabilities) on December 31, 1998, through the distribution to its stockholders of the common stock of Lakes Gaming, Inc., was previously reported by the Registrant in its Joint Proxy Statement filed with the SEC on October 23, 1998 and in the Supplement to Joint Proxy Statement filed with the SEC on November 6, 1998.


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          Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GRAND CASINOS, INC.

Dated: March   , 1999         By: /s/ Scott A. LaPorta
                                   -------------------------------------------
                                   Name:  Scott A. LaPorta
                                   Title: Executive Vice President
                                          and Chief Financial Officer


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